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                                                                    EXHIBIT 23.6

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Theodore V. Fowler, hereby consent to be named as a person about to become a director of Florida Panthers Holdings, Inc. in this Registration Statement on Form S-4.

                                               /s/  THEODORE V. FOWLER
                                          --------------------------------------
                                                    Theodore V. Fowler

June 10, 1997